UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2009

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West Seventh Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is Exhibit 99.1, AZZ incorporated’s Press Release reporting the Company’s unaudited earnings and other selected financial information for the three and six month periods ended August 31, 2009, dated September 25, 2009.

ITEM 8.01 OTHER EVENTS

Attached is Exhibit 99.2, Unaudited Financial and Other Statistical Information, for the three and six month periods ended August 31, 2009 and Guidance for Fiscal Year 2010, which compiles AZZ incorporated’s unaudited financial and other statistical information for the three and six month periods ended August 31, 2009 and provides forward looking guidance for the fiscal year ending February 28, 2010.  The guidance for the fiscal year to end February 28, 2010, consists of either a projected range or management’s estimate of most likely results.  These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts.  We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

ITEM 9.01 EXHIBITS

The following exhibits are filed as part of this report.

Exhibit 99.1
AZZ incorporated’s Press Release reporting the Company’s  unaudited earnings and other selected financial information for the three and six months period ended August 31, 2009, dated September 25, 2009.

Exhibit 99.2	Unaudited Financial and Other Statistical Information for the three and six month periods ended August 31, 2009, and Guidance for Fiscal Year 2010.

FORWARD LOOKING STATEMENTS

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  These statements are generally identified by the use of words such as “anticipate,” “expect,” “estimate,” “intend,” “should,” “may,” “believe,” and terms with similar meanings.  Although the Company believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under the Company’s control.  Those risks, uncertainties, and other factors could cause the actual results to differ materially from those in the forward-looking statements.  Those risks, uncertainties, and factors include, but are not limited to: the level of customer demand for and response to products and services offered by the Company, including demand by the power generation markets, electrical transmission and distribution markets, the general industrial market, and the hot dip galvanizing markets; prices and raw material cost, including the cost of zinc and natural gas, which are used in the hot dip galvanizing process; changes in economic conditions of the various markets the Company serves, both foreign and domestic; customer requested delays of shipments; acquisition opportunities or lack thereof; currency exchange rates, adequacy of financing; availability of experienced management employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; the effects and duration of continuing economic recession in the U.S. and other markets in which we operate; and acts of war or terrorism inside the United States or abroad.  The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any change in its views or expectations. The Company can give no assurances that such forward-looking statements will prove to be correct.  We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 9/25/09	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer